Exhibit 10.24

GUARANTY AGREEMENT (UNLIMITED)

Date: September 07, 2021

Guarantor (whether one or more): SMG INDUSTRIES, INC., a Delaware corporation

Guarantor’s Mailing Address: 4090 North US Highway 79, Palestine, Texas 75801-7065

Borrower:	5J TRUCKING, LLC, a Texas limited liability company, 5J OILFIELD SERVICES, LLC, a Texas limited liability company, 5J SPECIALIZED LLC, a Texas limited liability company, 5J TRANSPORTATION, LLC, a Texas limited liability company, and 5J BROKERAGE, LLC, a Texas limited liability company

Borrower’s Mailing Address: 4090 North US Highway 79, Palestine, Texas 75801-7065

Lender: AMERISOURCE FUNDING, INC., A TEXAS CORPORATION

Lender’s Mailing Address: 7225 Langtry Street, Houston, Texas 77040

Guaranteed Indebtedness: Each and every obligation of Borrower hereafter, herewith or heretofore created for the benefit of Lender, including, but not limited to the debt evidenced by the note of even date herewith, in the original principal amount of $12,740,000.00, executed by Borrower and payable to the order of Lender, the obligations under the security agreement executed in connection with the note and any other document executed by Borrower evidencing or securing the note (collectively, the “Loan Documents”), plus all interest, penalties, expenses, attorney’s fees, and other collection costs as provided in the Loan Documents.

1.       Guarantor’s guaranty pursuant to this Guaranty will or may be expected to reasonably benefit such Guarantor, either directly or indirectly. Guarantor agrees to pay, when due or declared due, the Guaranteed Indebtedness to Lender at Lender’s Mailing Address.

2.       Guarantor waives (a) diligence in preserving liability of any person on the Guaranteed Indebtedness and in collecting or bringing suit to collect the Guaranteed Indebtedness; (b) all rights of Guarantor under chapter 34 of the Texas Business and Commerce Code and rule 31 of the Texas Rules of Civil Procedure; (c) protest; (d) notice of extensions, increases, renewals, or rearrangements of the Guaranteed Indebtedness; and (e) notice of acceptance of this guaranty, of creation of the Guaranteed Indebtedness, of failure to pay the Guaranteed Indebtedness as it matures, of any other default, of material adverse change in Borrower's financial condition, of release or substitution of collateral, of notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and of subordination of Lender's rights in any collateral, and every other notice of every kind. Guarantor's obligations under this guaranty will not be altered nor will Lender be liable to Guarantor because of any action or inaction of Lender in regard to a matter waived or of which notice is waived by Guarantor in the preceding sentence.

3.       Guarantor agrees to pay reasonable attorney’s fees and other collection costs if this guaranty is placed in the hands of an attorney for collection. If any party retains an attorney to enforce this guaranty, the party prevailing in litigation is entitled to recover reasonable attorney’s fees and court and other costs.

4.       This guaranty is an absolute, irrevocable, unconditional, and continuing guaranty of payment and performance and not of collection.

5.       Lender need not resort to Borrower or any other person or proceed against collateral before pursuing its rights against Guarantor or any other guarantor. Lender’s action or inaction with respect to any right of Lender under the law or any agreement will not alter the obligation of Guarantor hereunder. Lender may pursue any remedy against Borrower or any collateral or under any other guaranty without altering the obligations of Guarantor hereunder and without liability to Guarantor, even though Lender’s pursuit of such remedy may result in Guarantor’s loss of rights of subrogation or to proceed against others for reimbursement of contribution or any other right.

6.       Guarantor will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from Borrower or any other person because of incapacity, lack of power or authority, discharge, or any other reason.

7.       Guarantor consents and acknowledges that Guarantor’s obligations will not be released by (a) the renewal, extension, increase (new money) or modification of the Guaranteed Indebtedness or any of the Loan Documents; (b) the insolvency, bankruptcy, liquidation, or dissolution of Borrower or any other obligor; (c) the failure of Lender to properly obtain, perfect, or preserve any security interest or lien in any collateral for the Guaranteed Indebtedness; (d) the release, substitution, or addition of any collateral for the Guaranteed Indebtedness; or (e) the failure of Lender to exercise diligence, commercial reasonableness, or reasonable care in the preservation, enforcement, or sale of any of the collateral.

8.       Lender need not notify Guarantor that Lender has sued Borrower, but if Lender gives written notice to Guarantor that it has sued Borrower, Guarantor will be bound by any judgment or decree, to the extent permitted by law.

9.       Lender may sue any guarantor without impairing Lender’s rights against any other guarantor, with or without making Borrower a party. Lender may settle with Borrower or any other guarantor for such amounts as it may elect or may release Borrower or any guarantor or any collateral securing the Guaranteed Indebtedness without impairing Lender’s right to collect the Guaranteed Indebtedness from Guarantor. Guarantor grants to Lender the right of set off with respect to all sums on deposit with Lender.

10.       This guaranty binds Guarantor and Guarantor’s heirs, successors, and assigns, and it benefits and may be enforced by Lender and Lender’s successors in interest. When the context requires, singular nouns and pronouns include the plural. This guaranty will be construed under the laws of the State of Texas and venue in Harris County, Texas, without regard to choice-of-law rules of any jurisdiction. The provisions of this guaranty are severable. If a court of competent jurisdiction finds that any provision of this guaranty is unenforceable, then the remaining provisions will remain in effect without the unenforceable parts. Venue to enforce this guaranty shall be exclusively in Harris County, Texas. If Guarantor is more than one, each Guarantor is jointly and severally liable.

11.       FINAL AGREEMENT: THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.       Guarantor hereby grants to Lender the express right of setoff with respect to all of Guarantor’s sums on deposit or under control by Lender via a DACA or any other loan facility document.

13.       This guaranty agreement is in addition to, and not in replacement, modification or novation of, any prior guaranty agreement executed by Guarantor for the benefit of Lender.

14.       WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY). GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND GUARANTOR ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS JURY TRIAL WAIVER SECTION.

15.       GUARANTOR HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES (OTHER THAN THE FULL PAYMENT OF THE GUARANTEED INDEBTEDNESS IN ACCORDANCE WITH THE TERMS HEREIN) THAT THE GUARANTOR MAY OR MIGHT HAVE AS TO GUARANTOR’S RESPECTIVE UNDERTAKINGS, LIABILITIES AND OBLIGATIONS UNDER THE LOAN DOCUMENTS, THIS GUARANTY AGREEMENT, AND ANY OTHER DOCUMENT EXECUTED BY GUARANTOR IN CONNECTION WITH THE GUARANTEED INDEBTEDNESS.

16.       WAIVER OF CONSUMER RIGHTS. GUARANTOR WAIVES GUARANTOR’S RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF GUARANTOR’S OWN SELECTION, GUARANTOR VOLUNTARILY CONSENTS TO THIS WAIVER.

GUARANTOR(S):

SMG INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Allen R. Parrott
Allen R. Parrott, Chief Financial Officer